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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C., 20549

                             ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            -----------------------


                            Date of Report (Date of
                    Earliest event reported): July 30, 1999

                                  OPTEL, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                                    95-4495524
--------------------------------                     ----------
(State or other jurisdiction                 (I.R.S. Employer Identification
of incorporation or organization)                     Number)

                                   333-24881
                                   ---------
                            (Commission File Number)

          1111 West Mockingbird Lane, Suite 1000, Dallas, Texas 75247
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip Code)




Registrant's telephone number, including area code: (214) 634-3800


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ITEM 5.       OTHER MATERIALLY IMPORTANT EVENTS

              On July 30, 1999, the Registrant issued the press release attached hereto as Exhibit "A" announcing Registrant's intention to appoint Pierre Collins as President and Chief Executive Officer.

ITEM 7.       EXHIBITS

              Press Release, dated July 30, 1999.


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                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:         July 30, 1999

                                   OpTel, Inc.
                                   -----------
                                   (Registrant)


                                   By: /s/ MICHAEL E. KATZENSTEIN
                                       -----------------------------------------
                                       Name:  Michael E. Katzenstein
                                       Title: Vice President and General Counsel


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                                 EXHIBIT INDEX

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
Exhibit
Number                    Description                                   Page No.
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
20                         Press Release, dated July 30, 1999              5
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